Short-Term Liabilities Due to Shareholders	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Short-term liabilities due to shareholders

Note 7 – Short-term liabilities due to shareholders

On December 23, 2021, the Company entered into a Loan Agreement with Yaad Consulting and Management Services (1995) Ltd. ("Yaad"), one of Company's minority shareholders, pursuant to which it loaned to the Company $200,000, at an annual interest rate equal to 4% and such loan with any accrued interest is due and payable (i) in full two business days following the receipt of funds in Israel from the closing of an initial public offering of the Company or (ii) if no initial public offering is closed by December 31, 2024, in three (3) equal annual installments beginning January 1, 2025. The loan was classified as a short-term liability due to shareholders in the financial statements as of December 31, 2021.